UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 24, 2023
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) On July 24, 2023, Lori Bondar, Vice President, Controller, Chief Accounting Officer and Treasurer of Avery Dennison Corporation, a Delaware corporation (the “Company”), notified the Company of her decision to retire effective September 4, 2023. Ms. Bondar, age 62, joined the Company in 2008. She was elected to her current position in February 2020, after having served as the Company’s Vice President, Controller and Chief Accounting Officer since June 2010.

As a result of a planned succession process, on July 26, 2023, the Company’s Board of Directors (the “Board”), elected Divina Santiago, age 53, as the Company’s Vice President, Controller, effective August 14, 2023. Ms. Santiago will begin serving as the Company’s principal accounting officer on September 5, 2023, at which time she will become an executive officer. She was appointed as the Company’s Vice President, Assistant Controller, SOX and Financial Reporting in April 2022, after having served as Senior Director, Assistant Controller, SOX and Financial Reporting since September 2008. Ms. Santiago has served in positions of increasing responsibility since joining the Company in 2002.

In connection with her election, on July 26, 2023, the Board’s Talent and Compensation Committee (the “Committee”) approved the following compensation package for Ms. Santiago: (i) an annual base salary of $325,000; (ii) a target Annual Incentive Plan opportunity of 40% of base salary; and (iii) a target long-term incentive opportunity of 60% of base salary. Ms. Santiago will now receive an annual executive benefit allowance of $40,000 and be eligible to participate in the executive severance plan, and she will continue being eligible to participate in the Company’s savings and deferred compensation plans, in each case as described in the Company’s 2023 Proxy Statement filed with the Securities and Exchange Commission on March 9, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: July 27, 2023	By:	/s/ Gregory S. Lovins
		Name: Title:	Gregory S. Lovins Senior Vice President and Chief Financial Officer